UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2021

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of principal executive offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Nonvoting Common Stock, par value $0.01 per share	BRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 or the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 21, 2021, Brady Corporation (the “Corporation”) and certain of its subsidiaries entered into a First Amendment to Credit Agreement (“Amendment No. 1”) with the lenders listed therein and BMO Harris Bank, N.A., as administrative agent, which amends that certain Credit Agreement, dated as of August 1, 2019 (the “Credit Agreement”), by and among the Corporation, certain of the Corporation’s subsidiaries, the lenders from time to time party thereto, the letter of credit issuers from time to time party thereto and BMO Harris Bank, N.A., as administrative agent.

Amendment No. 1 amends the Credit Agreement to, among other things, (a) change the interest rate under the Credit Agreement for borrowings (i) denominated in Sterling from a LIBOR-based rate to a daily simple SONIA-based rate, (ii) denominated in Euro from a LIBOR-based rate to a rate based on the Euro Interbank Offered Rate and (iii) denominated in Japanese Yen from a LIBOR-based rate to a rate based on the Tokyo Interbank Offered Rate, in each of the foregoing cases subject to certain adjustments specified in the Credit Agreement (as amended by Amendment No. 1); and (b) provide mechanics relating to a transition away from USD LIBOR (with respect to U.S. dollars) and the designated benchmarks for the other eligible currencies as benchmark interest rates and the replacement of any such benchmark by a replacement benchmark rate.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1
First Amendment to Credit Agreement, dated as of December 21, 2021, by and among Brady Corporation and certain of its subsidiaries, the lenders listed therein and BMO Harris Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: December 22, 2021

/s/ AARON J. PEARCE
Aaron J. Pearce
Chief Financial Officer and Treasurer